UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2017

MSG NETWORKS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-34434	27-0624498
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11 Pennsylvania Plaza New York, NY	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 465-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On December 7, 2017, MSG Networks Inc. (the “Company”) held its annual meeting of stockholders. In accordance with the Company’s Amended and Restated Certificate of Incorporation, the Class A stockholders have one vote per share and the Class B stockholders have ten votes per share. The proposals are described in the Company’s proxy statement for the 2017 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on October 27, 2017. The final results for the votes regarding each proposal are set forth below.

1.	The Company’s Class A stockholders elected the three directors listed below to the Board of Directors. The votes regarding this proposal were as follows:

	For	Withheld	Broker Non-Votes
Joseph J. Lhota	48,099,015	5,649,689	4,285,893
Joel M. Litvin	49,144,605	4,604,099	4,285,893
John L. Sykes	49,986,544	3,762,160	4,285,893

The Company’s Class B stockholders elected the nine directors listed below to the Board of Directors. The votes regarding this proposal were as follows:

	For	Withheld	Broker Non-Votes
James L. Dolan	135,885,550	0	0
Charles F. Dolan	135,885,550	0	0
William J. Bell	135,885,550	0	0
Paul J. Dolan	135,885,550	0	0
Quentin F. Dolan	135,885,550	0	0
Thomas C. Dolan	135,885,550	0	0
Wilt Hildenbrand	135,885,550	0	0
Hank J. Ratner	135,885,550	0	0
Brian G. Sweeney	135,885,550	0	0

2.	The Company’s Class A stockholders and Class B stockholders, voting together as a single class, ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2018 fiscal year. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
193,634,147	281,308	4,692	0

3.	The Company’s Class A stockholders and Class B stockholders, voting together as a single class, approved in an advisory (non-binding) vote the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
189,104,700	506,517	23,037	4,285,893

4.	The Company’s Class A stockholders and Class B stockholders, voting together as a single class, voted on an advisory (non-binding) basis, on the frequency of stockholder votes on the compensation of our named executive officers. The votes regarding this proposal were as follows:

3 Years	2 Years	1 Year	Abstain	Broker Non-Votes
156,154,249	16,321	33,438,525	25,159	4,285,893

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSG NETWORKS INC. (Registrant)

By:	/s/ Lawrence J. Burian
	Name:	Lawrence J. Burian
	Title:	Executive Vice President, General Counsel & Secretary

Dated: December 8, 2017

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